UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

_____________________________

Filed by the Registrant ☒             Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Byline Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BYLINE BANCORP, INC. 2021 Annual Meeting Vote by June 7, 2021 11:59 PM ET. For shares held in a Plan, vote by June 3, 2021 11:59 PM ET. BYLINE BANCORP, INC. 180 NORTH LASALLE STREET, SUITE 300 CHICAGO, IL 60601 D52279-P55148 You invested in BYLINE BANCORP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report/Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 8, 2021 8:30 a.m. Central Daylight Time Virtually at: www.virtualshareholdermeeting.com/BY2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D52280-P55148 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. ELECTION OF EIGHT DIRECTORS OF THE COMPANY: NOMINEES: 01) ROBERTO R. HERENCIA06) WILLIAM G. KISTNER 02) PHILLIP R. CABRERA07) ALBERTO J. PARACCHINI 03) ANTONIO DEL VALLE PEROCHENA08) STEVEN M. RULL 04) MARY JO HERSETH 05) STEVEN P. KENT For 2. RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021. For In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. The proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR THE NOMINEES in Proposal 1 and FOR Proposal 2.